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                                                                  EXHIBIT 10.2

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                          REGISTRATION RIGHTS AGREEMENT

                           Dated as of August 28, 1997

                                  by and among

                        SC INTERNATIONAL SERVICES, INC.,

                                   (as Issuer)

                          the Guarantors named herein,

                                 (as Guarantors)

                                       and

                           BT SECURITIES CORPORATION,
                          J.P. MORGAN SECURITIES INC.,
                     CREDIT SUISSE FIRST BOSTON CORPORATION,
                              GOLDMAN, SACHS & CO.,
                               SMITH BARNEY INC.,
                        BANKERS TRUST INTERNATIONAL PLC,

                             (as Initial Purchasers)




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                                  $300,000,000

                    9 1/4% SENIOR SUBORDINATED NOTES DUE 2007
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              This Registration Rights Agreement is dated as of August 28, 1997, by and among SC International Services, Inc., a Delaware corporation (the "Issuer"), Sky Chefs, Inc., ("Sky Chefs"), Caterair International, Inc. (II) ("CII"), Caterair International Corporation ("Caterair"), and the additional guarantors named on the signature pages hereto (together with Sky Chefs, CII and Caterair, the "Guarantors") and BT Securities Corporation, J.P. Morgan
Securities Inc., Credit Suisse First Boston Corporation, Goldman, Sachs & Co., Smith Barney Inc. and Bankers Trust International PLC (the "Initial
Purchasers").

              This Agreement is made pursuant to the Purchase Agreement, dated August 22, 1997, between the Issuer, the Guarantors and the Initial Purchasers (the "Purchase Agreement"), which provides for the sale by the Issuer and the Guarantors to the Initial Purchasers of $300,000,000 aggregate principal amount of 9 1/4% Senior Subordinated Notes due 2007 of the Issuer (the "Notes"). In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Issuer and the Guarantors have agreed to provide the registration rights set forth in this Agreement for the benefit of the Initial Purchasers and any subsequent holder or holders of the Notes. The execution and delivery of this Agreement is a condition to the closing of the transactions contemplated by the Purchase Agreement.

              The parties hereby agree as follows:

1.       Definitions

              As used in this Agreement, the following terms shall have the following meanings:

              Additional Interest: As defined in Section 4(a) hereof.

              Advice: As defined in Section 5 hereof.

              Affiliate:    With respect to any specified person, "Affiliate"
              shall mean any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control," when used with respect to any person, means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.
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              Agreement: This Registration Rights Agreement, as the same may be amended, supplemented or modified from time to time in accordance with the terms hereof.

              Applicable Period: As defined in Section 2(b) hereof.

              Business Day: Any day except a Saturday, a Sunday or another day on which banking institutions in New York, New York generally are required or authorized by law or other government action to be closed.

              Consummate or consummate: When used to qualify the term "Exchange Offer," shall mean validly and lawfully to issue and deliver the Exchange Notes pursuant to the Exchange Offer for all Notes validly tendered and not validly withdrawn pursuant thereto in accordance with the terms of this Agreement.

              Effectiveness Date: With respect to (i) the Exchange Registration Statement, the 150th day after the Issue Date and (ii) any Shelf Registration Statement, the 90th day after the Filing Date with respect thereto.

              Effectiveness Period: As defined in Section 3(a) hereof.

              Event Date: As defined in Section 4(b).

              Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC pursuant thereto.

              Exchange Date: As defined in Section 2(d) hereof.

              Exchange Notes: The 9 1/4% Senior Subordinated Notes due 2007 of the Issuer, that are identical to the Notes in all material respects, except that the provisions regarding restrictions on transfer shall be modified, as provided in the Indenture (or the indenture pursuant to which the Exchange Notes are issued), and the issuance thereof pursuant to the Exchange Offer shall have been registered pursuant to an effective Registration Statement in compliance with the Securities Act.

              Exchange Offer: An offer to issue, in exchange for any and all of the Notes, a like aggregate principal amount of Exchange Notes, which offer shall be made by the Issuer pursuant to Section 2 hereof.
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              Exchange Registration Statement: As defined in Section 2(a)
hereof.

              Filing Date: (A) If no Registration Statement has been filed by the Issuer and the Guarantors pursuant to this Agreement, the 45th day after the Issue Date; and (B) in any other case (which may be applicable notwithstanding the consummation of the Exchange Offer), the 90th day after delivery of a Shelf Notice.

              Guarantors: As defined in the preamble hereof.

              Holder: Any holder of Registrable Notes.

              Indemnified Person: As defined in Section 7(c) hereof.

              Indemnifying Person: As defined in Section 7(c) hereof.

              Indenture: The Indenture, dated as of August 28, 1997, between the Issuer, the Guarantors and The Bank of New York, as trustee thereunder, pursuant to which the Notes are issued, as amended or supplemented from time to time in accordance with the terms thereof.

              Initial Purchasers: As defined in the preamble hereof.

              Initial Shelf Registration: As defined in Section 3(a).

              Inspectors: As defined in Section 5(n).

              Issue Date: The date on which the Notes were issued and sold to the Initial Purchasers pursuant to the Purchase Agreement.

              Issuer: As defined in the preamble hereof.

              Notes: As defined in the preamble hereof.

              Participant: As defined in Section 7(a).

              Participating Broker-Dealer: As defined in Section 2 hereof.
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              Person: Any individual, partnership, joint venture, firm,
corporation, limited liability company, association, trust or other enterprise or any government or political subdivision or agency, department or instrumentality thereof.

              Private Exchange: As defined in Section 2 hereof.

              Private Exchange Notes: As defined in Section 2 hereof.

              Prospectus: The prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated pursuant to the Securities
Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Notes covered by such Registration Statement, and all other amendments and supplements to any such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such prospectus.

              Purchase Agreement: As defined in the preamble hereof.

              Records: As defined in Section 5(n) hereof.

              Registrable Notes: Each Note upon original issuance thereof and at all times subsequent thereto, each Exchange Note as to which Section 2(c)(iv) hereof is applicable upon original issuance and at all times subsequent thereto and each Private Exchange Note upon original issuance thereof and at all times subsequent thereto, until in the case of any such Note, Exchange Note or Private Exchange Note, as the case may be, the earliest to occur of (i) a Registration Statement (other than, with respect to any Exchange Note as to which Section 2(c)(iv) hereof is applicable, the Exchange Registration Statement) covering such Note, Exchange Note or Private Exchange Note has been declared effective by the SEC and such Note, Exchange Note or such Private Exchange Note, as the case may be, has been disposed of in accordance with such effective Registration Statement, (ii) such Note has been exchanged pursuant to the Exchange Offer for an Exchange Note or Exchange Notes that may be resold without restriction under federal securities laws, (iii) such Note, Exchange Note or Private Exchange
Note, as the case may be, ceases to be outstanding for purposes of the Indenture or (iv) such Note, Exchange Note or Private Exchange
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Note, as the case may be, may be resold without restriction pursuant to Rule 144 under the Securities Act.

              Registration Statement: Any registration statement of the Issuer filed with the SEC that covers any of the Registrable Notes pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement.

              Rule 144: Rule 144 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule
144A) or regulation hereafter adopted by the SEC as a replacement thereto having substantially the same effect as such Rule.

              Rule 144A: Rule 144A promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC as a replacement thereto having substantially the same effect as such Rule.

              Rule 144(k): Rule 144(k) promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC as a replacement thereto having substantially the same effect as such Rule.

              Rule 158: Rule 158 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC as a replacement thereto having substantially the same effect as such Rule.

              Rule 174: Rule 174 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC as a replacement thereto having substantially the same effect as such Rule.

              Rule 415: Rule 415 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC as a replacement thereto having substantially the same effect as such Rule.
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              Rule 424: Rule 424 promulgated by the SEC pursuant to the
Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC as a replacement thereto having substantially the same effect as such Rule.

              SEC: The Securities and Exchange Commission.

              Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

              Shelf Notice: As defined in Section 2(c) hereof.

              Shelf Registration: As defined in Section 3(b) hereof.

              Shelf Registration Statement: Any Registration Statement relating to a Shelf Registration.

              Special Counsel: Such special counsel to the holders of Registrable Notes as shall be agreed upon by the Issuer and Holders of a majority in aggregate principal amount of Registrable Notes, the reasonable expenses of such Holders will be reimbursed by the Issuer pursuant to Section 6 hereof.

              Subsequent Shelf Registration: As defined in Section 3(b) hereof.

              TIA: The Trust Indenture Act of 1939, as amended.

              Trustee: The trustee under the Indenture.

              underwritten registration or underwritten offering: A registration in connection with which securities of the Issuer are sold to an underwriter for reoffering to the public pursuant to an effective Registration Statement.

2.       Exchange Offer

              (a) To the extent not prohibited by any applicable laws, rules, regulations or applicable interpretations of the staff of the SEC, the Issuer and the Guarantors shall (A) prepare and, on or prior to the Filing Date, file with the SEC a Registration Statement under the Securities Act with respect to an offer by the Issuer to the holders of the Notes to issue and deliver to such holders, in exchange for Notes, a like principal amount of Exchange Notes, (B) use their reason-
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able best efforts to cause the Exchange Registration Statement (as defined) to be declared effective by the SEC under the Securities Act on or prior to the Effectiveness Date, and (C) commence the Exchange Offer and use their reasonable best efforts to issue, on or prior to 195 days after the Issue Date, the Exchange Notes. The offer and sale of the Exchange Notes pursuant to the Exchange Offer shall be registered pursuant to the Securities Act on an appropriate form (the "Exchange Registration Statement") and duly registered or qualified under all applicable state securities or Blue Sky laws and will comply with all applicable tender offer rules and regulations under the Exchange Act and state securities or Blue Sky laws. The Exchange Offer and Private Exchange shall not be subject to any condition, other than that (i) the Exchange Offer or Private Exchange, as the case may be, does not violate any applicable laws, rules, regulations or interpretations of the staff of the SEC, (ii) no action or proceeding shall have been instituted or threatened in any court or by any governmental agency which would be reasonably likely to materially impair the ability of the Issuer to proceed with the Exchange Offer or the Private Exchange, and no material adverse development shall have occurred in any action or proceeding with respect to the Issuer and (iii) all governmental approvals shall have been obtained, which approvals the Issuer deems necessary for the consummation of the Exchange Offer or the Private Exchange.

              Upon consummation of the Exchange Offer in accordance with this
Section 2, the provisions of this Agreement shall continue to apply solely with respect to Registrable Notes that are Private Exchange Notes and Exchange Notes as to which Section 2(c)(iv) is applicable and Exchange Notes held by Participating Broker-Dealers, and the Issuer and the Guarantors shall have no further obligations to register Registrable Notes (other than Private Exchange Notes and other than in respect of any Exchange Notes as to which Section 2(c)(iv) hereof applies) pursuant to Section 3 hereof. No securities shall be included in the Exchange Registration Statement other than the Exchange Notes.

              Each Holder of Notes that participates in the Exchange Offer will be required to represent to the Issuer, the Guarantors and their counsel in writing (which may be contained in the applicable letter of transmittal) that at the time of the consummation of the Exchange Offer (i) any Exchange Notes received by such holder will be acquired in the ordinary course of its business,
(ii) such Holder will have no arrangement or understanding with any Person to participate in the distribution (within the meaning of the Securities Act) of the Exchange
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Notes and (iii) such Holder is not an Affiliate of the Issuer or any of the
Guarantors.

              (b) The Issuer shall include within the Prospectus contained in the Exchange Registration Statement a section entitled "Plan of Distribution" which shall contain a summary statement of the positions taken or policies made by the staff of the SEC with respect to the potential "underwriter" status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of Exchange Notes received by such broker-dealer in the Exchange Offer (a "Participating Broker-Dealer"), whether such positions or policies have been publicly disseminated by the staff of the SEC or such positions or policies represent the prevailing views of the staff of the SEC. Such "Plan of Distribution" section shall also expressly permit, to the extent permitted by applicable policies and regulations of the SEC, the use of the Prospectus by all Persons subject to the prospectus delivery requirements of the Securities Act, including, to the extent permitted by applicable policies and regulations of the SEC, all Participating Broker-Dealers, and include a statement describing the means by which Participating Broker-Dealers may resell the Exchange Notes in compliance with the Securities Act.

         The Issuer shall use its reasonable best efforts to keep the Exchange Registration Statement effective and to amend and supplement the Prospectus contained therein in order to permit such Prospectus to be lawfully delivered by all Persons subject to the prospectus delivery requirements of the Securities Act for such period of time as is necessary to comply with applicable law in connection with any resale of the Exchange Notes covered thereby; provided, however, that such period shall not exceed 90 days after the consummation of the Exchange Offer (or such longer period if extended pursuant to the last paragraph of Section 5 hereof) (the "Applicable Period").

         If, prior to consummation of the Exchange Offer, the Initial Purchasers hold any Notes acquired by them and having, or which are reasonably likely to be determined to have, the status of an unsold allotment in the initial distribution, the Issuer, upon the request of the Initial Purchasers, shall, simultaneously with the delivery of the Exchange Notes in the Exchange Offer, issue and deliver to such Initial Purchasers, in exchange (the "Private Exchange") for such Notes held by the Initial Purchasers, a like principal amount of debt securities of the Issuer, that are identical in all material respects to the Exchange Notes (the "Private Exchange Notes") (except that they may bear a customary legend with respect to restrictions
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on transfer). The Private Exchange Notes shall be issued pursuant to the same indenture as the Exchange Notes and shall bear the same CUSIP number as the Exchange Notes.

              Interest on the Exchange Notes and the Private Exchange Notes will accrue from (A) the later of (i) the last interest payment date on which interest was paid on the Notes surrendered in exchange therefor or (ii) if the Notes are surrendered for exchange on a date subsequent to the record date for an interest payment date to occur on or after the date of such exchange and as to which interest will be paid, the date of such interest payment or (B) if no interest has been paid on the Notes, from the date of the original issuance of the Notes.

              In connection with the Exchange Offer, the Issuer shall:

              (1) mail, or cause to be mailed, to each Holder of Notes entitled to participate in the Exchange Offer a copy of the Prospectus forming part of the Exchange Registration Statement, together with an appropriate letter of transmittal and related documents;

              (2) keep the Exchange Offer open for not less than 20 Business Days after the date that notice of the Exchange Offer is mailed to Holders of Notes (or longer if required by applicable law);

              (3) utilize the services of a depositary for the Exchange Offer with an address in the Borough of Manhattan, the City of New York;

              (4) permit Holders of Notes to withdraw tendered Notes at any time prior to the close of business, New York time, on the last Business Day on which the Exchange Offer shall remain open; and

              (5) otherwise comply in all material respects with all applicable laws, rules and regulations.

              As soon as practicable after the close of the Exchange Offer or the Private Exchange, if any, the Issuer shall:

              (1) accept for exchange all Notes validly tendered and not validly withdrawn pursuant to the Exchange Offer or the Private Exchange, if any;
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              (2) deliver to the Trustee for cancellation all Notes so accepted for exchange; and

              (3) cause the Trustee to authenticate and deliver promptly to each Holder of Notes, Exchange Notes or Private Exchange Notes, as the case may be, equal in principal amount to the Notes of such Holder so accepted for exchange.

              The Exchange Notes and the Private Exchange Notes may be issued under (i) the Indenture or (ii) an indenture identical in all material respects to the Indenture, which in either event shall provide that the Exchange Notes shall not be subject to the transfer restrictions set forth in the Indenture and the Private Exchange Notes shall be subject to the transfer restrictions set forth in the Indenture. The Indenture or such indenture shall provide that the Exchange Notes, the Private Exchange Notes and the Notes shall vote and consent together on all matters as one class and that neither the Exchange Notes, the Private Exchange Notes nor the Notes will have the right to vote or consent as a separate class on any matter.

              (c) If, (i) because of any change in law or in currently prevailing interpretations of the staff of the SEC, the Issuer and the Guarantors are not permitted to effect the Exchange Offer, (ii) the Exchange Offer is not consummated within 195 days of the Issue Date, (iii) any Holder of Private Exchange Notes so requests in writing to the Issuer at any time after the consummation of the Exchange Offer, or (iv) in the case of any Holder that participates in the Exchange Offer, such Holder does not receive Exchange Notes on the date of the exchange that may be sold without restriction under federal securities laws (other than due solely to the status of such Holder as an Affiliate of the Issuer within the meaning of the Securities Act or any prospectus delivery requirements applicable to such Holder) and so notifies the Issuer within 30 days after such Holder first becomes aware of such restrictions, in the case of each of clauses (i) to and including (iv) of this sentence, then the Issuer shall promptly deliver to the Holders of the Notes and the Trustee written notice thereof (the "Shelf Notice") and shall file a Shelf Registration pursuant to Section 3 hereof.

3.       Shelf Registration

              If at any time a Shelf Notice is delivered as contemplated by
Section 2(c) hereof, then:
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              (a)  Shelf Registration. The Issuer and the Guarantors shall file with the SEC a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Registrable Notes not permitted to be exchanged in the Exchange Offer in accordance with the terms of this Agreement, Private Exchange Notes and Exchange Notes as to which Section 2(c)(iv) is applicable (the "Initial Shelf Registration"). The Issuer and the Guarantors shall use their reasonable best efforts to file with the SEC the initial Shelf Registration on or before the applicable Filing Date. The Initial Shelf Registration shall be on Form S-1 or another appropriate form permitting registration of such Registrable Note for resale by the Holders thereof in the manner or manners designated by them (including, without limitation, one or more underwritten offerings).

              The Issuer and the Guarantors shall use their reasonable best efforts to cause the Initial Shelf Registration to be declared effective under the Securities Act on or prior to the Effectiveness Date and to keep the Initial Shelf Registration continuously effective under the Securities Act, subject to
Section 3(e) hereof, until the date which is two years from the Issue Date, subject to extension pursuant to the last paragraph of Section 5 hereof (the "Effectiveness Period"), or such shorter period ending when all Registrable Notes covered by the Initial Shelf Registration have been sold in the manner set forth and as contemplated in the Initial Shelf Registration or, if applicable, a Subsequent Shelf Registration covering all of the Registrable Notes has been declared effective; provided, however, that the Effectiveness Period in respect of the Initial Shelf Registration shall be extended to the extent required to permit dealers to comply with the applicable prospectus delivery requirements of Rule 174 under the Securities Act and as otherwise provided herein and shall be subject to reduction to the extent that the applicable provisions of Rule 144(k) are amended or revised to reduce the two year holding period set forth therein.

              (b) Subsequent Shelf Registrations. If the Initial Shelf Registration or any Subsequent Shelf Registration ceases to be effective for any reason at any time during the Effectiveness Period (other than because of the sale of all of the securities registered thereunder or suspension of effectiveness permitted under Section 3(e) hereof), the Issuer and the Guarantors shall use their reasonable best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within 45 days of such cessation of effectiveness amend the Initial Shelf Registration in a
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manner to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional Shelf Registration Statement pursuant to Rule 415 covering all of the Registrable Notes covered by and not sold under the Initial Shelf Registration or an earlier Subsequent Shelf Registration (each, a "Subsequent Shelf Registration"). If a Subsequent Shelf Registration is filed, the Issuer and the Guarantors shall, subject to Section 3(e), use their reasonable best efforts to cause the Subsequent Shelf Registration to be declared effective under the Securities Act as soon as practicable after such filing and to keep such Subsequent Shelf Registration continuously effective for a period equal to the number of days in the Effectiveness Period less the aggregate number of days during which the Initial Shelf Registration or any Subsequent Shelf Registration was previously continuously effective. As used herein the term "Shelf Registration" means the Initial Shelf Registration and any Subsequent Shelf Registration.

              (c) Supplements and Amendments. The Issuer and the Guarantors shall promptly supplement and amend any Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration, if required by the Securities Act, or if reasonably requested by the Holders of a majority in aggregate principal amount of the Registrable Notes covered by such Registration Statement or by any underwriter of such Registrable Notes.

              (d) No Holder of Registrable Notes may include any of its Registrable Notes in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Issuer in writing, within 20 days after receipt of a request therefor, such information as the Issuer may reasonably request for use in connection with any Shelf Registration Statement or Prospectus or preliminary prospectus included therein. No Holder of Registrable Notes shall be entitled to Additional Interest pursuant to Section 4 hereof unless and until such Holder shall have provided all such reasonably requested information. Each Holder of Registrable Notes as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Issuer all information required to be disclosed in order to make the information previously furnished to the Issuer by such holder not materially misleading.

              (e) Suspension Periods. Notwithstanding anything to the contrary set forth herein, the Issuer and the Guarantors may, during the Effectiveness Period, suspend the effectiveness of any Shelf Registration Statement for a period not to exceed 30 days in any 360 day period if (i) an event occurs and is
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continuing as a result of which such Shelf Registration Statement would, in each of the Issuer's and the Guarantors' good faith judgment, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and (ii) (a) the Issuer and the Guarantors determine in their good faith judgment that the disclosure of such event at such time would have a material adverse effect on the business, operations or prospects of the Issuer or (b) the disclosure otherwise relates to a pending material business transaction which has not yet been publicly disclosed. The Issuer and the Guarantors shall not be required to pay any Additional Interest due to the suspension of a Shelf Registration Statement pursuant to this Section 3(e).

4.       Additional Interest

              (a) The parties hereto agree that the holders of Registrable Notes will suffer damages if the Issuer and the Guarantors fail to fulfill their obligations pursuant to Section 2 or Section 3, as applicable, and that it would not be feasible to ascertain the extent of such damages. Accordingly, the Issuer agrees to pay, as liquidated damages, additional interest on the Notes ("Additional Interest") under the circumstances and to the extent set forth below:

              (i) (A) neither the Exchange Registration Statement nor the Initial Shelf Registration has been filed on or prior to the Filing Date applicable thereto or (B) notwithstanding that the Issuer and Guarantors have consummated or will consummate the Exchange Offer, the Issuer and the Guarantors are required to file a Shelf Registration and such Shelf Registration is not filed on or prior to the Filing Date applicable thereto, then, commencing on the day after any such Filing Date, Additional Interest shall accrue on the principal amount of the Registrable Notes at a rate of 0.50% per annum for the first 90 days immediately following such applicable Filing Date, and such Additional Interest rate shall increase by an additional 0.50% per annum at the beginning of each subsequent 90-day period; or

              (ii) if (A) neither the Exchange Registration Statement nor the Initial Shelf Registration is declared effective by the SEC on or prior to the Effectiveness Date applicable thereto or (B) notwithstanding that the Issuer and the Guarantors have consummated or will consummate the Exchange Offer, the Issuer and the Guarantors are required

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         to file a Shelf Registration and such Shelf Registration is not declared effective by the SEC on or prior to the Effectiveness Date applicable to such Shelf Registration, then, commencing on the day after such Effectiveness Date, Additional Interest shall accrue on the principal amount of the Registrable Notes at a rate of 0.50% per annum for the first 90 days immediately following the day after such Effectiveness Date, and such Additional Interest rate shall increase by an additional 0.50% per annum at the beginning of each subsequent 90-day period; or

              (iii) if (A) the Issuer and the Guarantors have not exchanged Exchange Notes for all Notes validly tendered in accordance with the terms of the Exchange Offer on or prior to the 195th day after the Issue Date or (B) if applicable, a Shelf Registration has been declared effective and such Shelf Registration ceases to be effective at any time during the Effectiveness Period (other than as permitted hereunder, including, without limitation, in accordance with Section 3(e) hereof), then Additional Interest shall accrue on the principal amount of the Registrable Notes at a rate of 0.50% per annum for the first 90 days commencing on the (x) 195th day after the Issue Date, in the case of (A) above, or (y) the day such Shelf Registration ceases to be effective in the case of (B) above (other than as specifically permitted by this Agreement), and such Additional Interest rate shall increase by an additional 0.50% per annum at the beginning of each such subsequent 90-day period;

provided, however, that the Additional Interest rate on the Notes may not exceed at any one time in the aggregate 1.50% per annum; provided, further, however, that (1) upon the filing of the applicable Exchange Registration Statement or the applicable Shelf Registration as required hereunder (in the case of clause
(i) above of this Section 4), (2) upon the effectiveness of the Exchange Registration Statement or the applicable Shelf Registration as required hereunder (in the case of clause (ii) of this Section 4), or (3) upon the exchange of the Exchange Notes for all Notes tendered (in the case of clause
(iii)(A) of this Section 4), or upon the effectiveness of the applicable Shelf Registration which had ceased to remain effective (in the case of (iii)(B) of this Section 4) (other than as specifically permitted by this Agreement), Additional Interest on the Notes in respect of which such events relate as a result of such clause (or the relevant subclause thereof), as the case may be, shall cease to accrue and, in any case, such Additional Inter-
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est shall not be payable in respect of more than one of clauses (i), (ii) or
(iii) at any one time.

              (b) The Issuer shall notify the Trustee within one Business Day after each and every date on which an event occurs in respect of which Additional Interest is required to be paid (an "Event Date"). Any amounts of Additional Interest due pursuant to (a)(i), (a)(ii) or (a)(iii) of this Section 4 will be payable in cash semi-annually on each March 1 and September 1 (to the Holders of record on the February 15 and August 15 immediately preceding such dates), commencing with the first such date occurring after any such Additional Interest commences to accrue. The amount of Additional Interest will be determined by multiplying the applicable Additional Interest rate by the principal amount of the Registrable Notes, multiplied by a fraction, the numerator of which is the number of days such Additional Interest rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months and, in the case of a partial month, the actual number of days elapsed), and the denominator of which is 360.

5.       Registration Procedures

              In connection with the filing of any Registration Statement pursuant to Sections 2 or 3 hereof, the Issuer and the Guarantors shall effect such registrations to permit the sale of the applicable Registrable Notes covered thereby in accordance with the intended method or methods of disposition thereof, and pursuant thereto and in connection with any Registration Statement filed by the Issuer and the Guarantors hereunder, the Issuer and Guarantors shall:

              (a) In the case of a Shelf Registration, a reasonable period of time prior to the initial filing of a Shelf Registration Statement or Prospectus and a reasonable period of time prior to the filing of any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), furnish to the Holders of the Registrable Notes included in such Shelf Registration Statement, their counsel and the managing underwriters, if any, copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders, their Special Counsel and such underwriters, if any. The Issuer and the Guarantors shall not file any such Shelf Registration Statement or related Prospectus or any amendments or supplements thereto to which the Holders of a ma-jority in principal amount of the Registrable Notes included in such Shelf Registration Statement shall reasonably object on a timely basis;

              (b) Prepare and file with the SEC such amendments, including post-effective amendments, to each Registration Statement as may be necessary to, subject to Section 3(e) hereof, keep such Registration Statement continuously effective for the Effectiveness Period or the Applicable Period or until consummation of the Exchange Offer, as the case may be; cause the related Prospectus to be supplemented by any Prospectus supplement required by applicable law, and as so supplemented to be filed pursuant to Rule 424; and comply with the provisions of the Securities Act and the Exchange Act applicable to it or them with respect to the disposition of all securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented and with subsequent resale of any securities being sold by a Participating Broker-Dealer covered by any such Prospectus during the Applicable Period;

              (c) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in the Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period relating thereto from whom the Issuer has received written notice that it will be a Participating Broker-Dealer in the Exchange Offer, notify the selling Holders of Registrable Notes, or each such Participating Broker-Dealer, as the case may be, their counsel and the managing underwriters, if any, promptly (but in any event within two Business
         Days), and confirm such notice in writing, (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and (B) with respect to a Registration Statement or any post-effective amendment, when the same has become effective under the Securities Act,
         (ii) of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending or enjoining the use of a Prospectus or the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Issuer and the Guarantors of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Notes or the Exchange Notes to be sold by any Participating Broker-Dealer for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, and
         (v) of the happening of any event or information becoming known to the Issuer and the Guarantors that makes any statement made in a Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in or amendments or supplements to such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, and that in the case of a Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (vi) of the determination by the Issuer that a post-effective amendment to a Registration Statement would be appropriate;

              (d) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in the Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, use its reasonable best efforts to avoid the issuance of or, if issued, obtain the withdrawal of any order suspending the use of a Prospectus or the effectiveness of a Registration Statement or suspending the qualification (or exemption from qualification) of any of the Registrable Notes or the Exchange Notes to be sold by any Participating Broker-Dealer, for sale in any jurisdiction, at the earliest practicable date;

              (e) If a Shelf Registration Statement is filed pursuant to Section 3 hereof and if requested by the managing underwriters, if any, or the Holders of a majority in aggregate principal amount of the Registrable Notes being sold in connection with any underwritten offering or any Participating Broker-Dealer, (i) promptly as practicable incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters, if any, and such Holders, any Participating Broker-Dealer or counsel for any of them determine is reasonably necessary to be included therein, (ii) make all required filings of such Prospectus supplement or such post-effective amendment under the Securities Act as soon as practicable after the Issuer has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment and (iii) supplement or make amendments to such Registration Statement;

              (f) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in the Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, furnish to each selling Holder of Registrable Notes and to each such Participating Broker-Dealer who so requests and to counsel of each managing underwriter, if any, at the sole expense of the Issuer, at least one conformed copy of such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested (including those previously furnished or incorporated by reference) as soon as practicable after the filing of such documents with the SEC;

              (g) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in the Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, deliver to each selling Holder of Registrable Notes or each such Participating Broker-Dealer, as the case may be, their respective counsel, and the underwriters, if any, without charge, as many copies of the Prospectus (including each form of preliminary prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and, subject to the last paragraph of this Section 5, the Issuer hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Registrable Notes or each such Participating Broker-Dealer, as the case may be, and the underwriters, if any, in connection with the offering and sale of the Registrable Notes covered by, or the sale by Participating Broker-Dealers of the Exchange Notes pursuant to, such Prospectus and any amendment or supplement thereto;

              (h) Prior to any public offering of Registrable Notes or any delivery of a Prospectus contained in the Exchange Registration Statement by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, use its reasonable best efforts to register or qualify or cooperate with the selling Holders of Registrable Notes or each such Participating Broker-Dealer, as the case may be, the managing underwriter or underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Notes for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any such selling Holder, Participating Broker-Dealer or underwriter reasonably requests in writing; provided, however, that where Exchange Notes held by Participating Broker-Dealers or Registrable Notes offered other than through an underwritten offering, the Issuer agrees to cause the Issuer's counsel to perform Blue Sky investigations and file registrations and qualifications required to be filed pursuant to this
         Section 5(h); keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective hereunder and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Exchange Notes held by Participating Broker-Dealers or the Registrable Notes covered by the applicable Registration Statement; provided, however, that the Issuer shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action which would subject it to general service of process or to taxation in any jurisdiction where it is not so subject;

              (i) In connection with any sale or transfer of Registrable Notes that will result in such securities no longer being Registrable Notes, cooperate with the selling Holders thereof and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Notes to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company and to enable such Registrable Notes to be in such denominations and registered in such names as the managing underwriters, if any, or such Holders may request at least two Business Days prior to any sale of Registrable Notes;

              (j) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in the Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, upon the occurrence of any event contemplated by Section 5(c)(v) or 5(c)(vi), as promptly as practicable, prepare and (subject to Section 5(a)) file with the SEC a supplement or amendment, including, if appropriate, a post-effective amendment, to each Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other document so that, as thereafter delivered to the purchasers of the Registrable Notes being sold thereunder or to the purchasers of the Exchange Notes to whom such Prospectus will be delivered by a Participating Broker-Dealer, any such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, the Issuer shall not be required to amend or supplement a Registration Statement, any related Prospectus or any document incorporated therein by reference, in the event that, and for a period not to exceed an aggregate of 30 days in any calendar year if, (i) an event occurs and is continuing as a result of which the Shelf Registration would, in the Issuer's good faith judgment, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (ii)(a) the Issuer determines in its good faith judgment that the disclosure of such event at such time would have a material adverse effect on the business, operations or prospects of the Issuer or (b) the disclosure otherwise relates to a pending material business transaction that has not yet been publicly disclosed;

              (k) Use its reasonable best efforts to cause the Registrable Notes or Exchange Notes covered by the applicable Registration Statement to be rated with the appropriate rating agencies, if so requested by the Holders of a majority in aggregate principal amount of Registrable Notes being sold pursuant to such Registration Statement or the managing underwriter or underwriters, if any;

              (l) Prior to the effective date of the first Registration Statement relating to the Registrable Notes, to provide a CUSIP number for the Exchange Notes (and Private Exchange Notes, if applicable);

              (m) In connection with any underwritten offering of any Registrable Notes pursuant to a Shelf Registration Statement, enter into an underwriting agreement as is customary in underwritten offerings of debt securities similar to the Notes in form and substance satisfactory to the Issuer and take all such other reasonable actions in connection therewith as are reasonably requested by the managing underwriters, if any, or the Holders of a majority in aggregate principal amount of the Registrable Notes being sold in order to expedite or facilitate the disposition of such Registrable Notes, and, in such connection, (i) make such representations and warranties to the underwriters, if any, with respect to the business of the Issuer and its subsidiaries (including with respect to businesses or assets acquired or to be acquired by any of them), and the Shelf Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers to underwriters in underwritten offerings of debt securities similar to the Notes in form and substance satisfactory to the Issuer, and confirm the same if and when customarily requested in form and substance satisfactory to the Issuer; (ii) obtain opinions of counsel to the Issuer and the Guarantors and updates thereof in form, scope and substance reasonably satisfactory to the managing underwriters, if any, addressed to the underwriters, if any, covering the matters customarily covered in opinions reasonably requested in underwritten offerings of debt securities similar to the Notes and such other matters as may be reasonably requested by the managing underwriters, if any; (iii) obtain customary "cold comfort" letters and updates thereof from the independent certified public accountants of the Issuer and the Guarantors (and, if necessary, any other independent certified public accountants of any subsidiary of the Issuer or any of the Guarantors or of any business acquired by the Issuer or any of the Guarantors or any such subsidiary for which financial statements and financial data is, or is required to be, included in the Shelf Registration Statement) in form, scope and substance reasonably satisfactory to the managing underwriters, if any, addressed to the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in

         "cold comfort" letters in connection with underwritten offerings of debt securities similar to the Notes and such other matters as may be reasonably requested by the underwriters as permitted by Statement on Auditing Standards No. 72; and (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable to the selling Holders and the underwriters, if any, than those set forth in Section 7 hereof (or such other provisions and procedures acceptable to Holders of a majority in aggregate principal amount of Registrable Notes covered by such Shelf Registration Statement and the managing underwriters, if any) entered into by the Issuer. The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder;

              (n) If (1) a Shelf Registration is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in the Exchange Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, make available for inspection by any selling Holder of Registrable Notes being sold, or each such Participating Broker-Dealer, as the case may be, any underwriter participating in any such disposition of Registrable Notes, if any, and any attorney, accountant or other agent retained by any such selling Holders, or each such Participating Broker-Dealer, as the case may be, or underwriter (collectively, the "Inspectors"), at the offices where normally kept, during reasonable business hours, all relevant financial and other records, pertinent corporate documents and instruments of the Issuer and its subsidiaries and each of the Guarantors (collectively, the "Records") as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Issuer and its subsidiaries and each of the Guarantors to supply all information reasonably requested by any such Inspector in connection with such Registration Statement. Each Inspector shall agree in writing that it will keep Records confidential and that it will not disclose any of the Records unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Registration Statement or Prospectus, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, (iii) disclosure of such information is, in the opinion of counsel for any

         Inspector, necessary or advisable in connection with any action, claim, suit or proceeding, directly or indirectly, involving or potentially involving such Inspector and arising out of, based upon, relating to, or involving this Agreement, or any transactions contemplated hereby or arising hereunder, or (iv) the information in such Records has been made generally available to the public. Each selling Holder of such Registrable Notes will be required to agree that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Issuer unless and until such information is generally available to the public (other than as a result of an impermissible disclosure or failure to safeguard by such Person). Each selling Holder of such Registrable Notes and each such Participating Broker-Dealer will be required to further agree that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Issuer and allow the Issuer and the Guarantors to undertake appropriate action to prevent disclosure of the Records deemed confidential at the Issuer's and the Guarantors' expense;

              (o) Provide an indenture trustee for the Registrable Notes and/or the Exchange Notes, as the case may be, and cause the Indenture or a trust indenture provided for in Section 2(a) hereof, as the case may be, to be qualified under the TIA not later than the effective date of the Exchange Offer or the first Registration Statement relating to the Registrable Notes; and, in connection therewith, cooperate with the trustee under any such indenture and the holders of the Registrable Notes, to effect such changes to such indenture, if any, as may be required for such indenture to be so qualified in accordance with the terms of the TIA; and execute, and use its reasonable efforts to cause such trustee to execute, all customary documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable such indenture to be so qualified in a timely manner;

              (p) Comply with all applicable rules and regulations of the SEC and make generally available to the Issuer's securityholders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158, no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Notes are sold to underwriters in a firm commitment or reasonable efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Issuer after the effective date of a Registration Statement, which statement shall cover said 12-month periods, consistent with the requirements of Rule 158;

              (q) Upon consummation of an Exchange Offer or a Private Exchange, obtain an opinion of counsel to the Issuer and the Guarantors, in a form customary for underwritten transactions, addressed to the Trustee for the benefit of all Holders of Registrable Notes participating in the Exchange Offer or the Private Exchange, as the case may be, that the Exchange Notes or Private Exchange Notes, as the case may be, the related Guarantees and the related indenture constitute legal, valid and binding obligations of the Issuer and the Guarantors, enforceable against the Issuer and the Guarantors in accordance with their respective terms;

              (r) If the Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Registrable Notes by Holders to the Issuer (or to such other Person as directed by the Issuer) in exchange for the Exchange Notes or the Private Exchange Notes, as the case may be, the Issuer shall mark, or cause to be marked, on such Registrable Notes that such Registrable Notes are being cancelled in exchange for the Exchange Notes or the Private Exchange Notes, as the case may be;

              (s) Cooperate with each seller of Registrable Notes covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Notes and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. ("NASD"); and

              (t) Use its reasonable best efforts to take all other steps reasonably necessary to effect the registration of the Exchange Notes and/or Registrable Notes covered by a Registration Statement contemplated hereby.

The Issuer and the Guarantors may require each seller of Registrable Notes as to which any registration is being effected to furnish to the Issuer and the Guarantors such information regarding the distribution of such Registrable Notes as the Issuer may reasonably request. The Issuer and the Guarantors may exclude from such registration the Registrable Notes of any seller who unreasonably fails to furnish such information within 20 days after receiving such request. Each seller as to which any Shelf Registration is being effected agrees to furnish promptly to the Issuer all information required to be disclosed in order to make the information previously furnished to the Issuer by such seller not materially misleading.

         Each Holder of Registrable Notes and each Participating Broker-Dealer agrees by its acquisition of such Registrable Notes or Exchange Notes to be sold by such Participating Broker-Dealer, as the case may be, that upon actual receipt of any notice from the Issuer of the happening of any event of the kind described in Sections 5(c)(iii), 5(c)(iv), 5(c)(v) or 5(c)(vi) hereof, such Holder will forthwith discontinue disposition of such Registrable Notes covered by such Registration Statement or Prospectus or Exchange Notes to be sold by such Holder or Participating Broker-Dealer, as the case may be, until such Holder's or Participating Broker-Dealer's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(j) hereof, or until it is advised in writing (the "Advice") by the Issuer that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto. In the event that the Issuer shall give any such notice, each of the Effectiveness Period and the Applicable Period shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when each seller of Registrable Notes covered by such Registration Statement or Exchange Notes to be sold by such Participating Broker-Dealer, as the case may be, shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 5(j) hereof or (y) the Advice.

6.       Registration Expenses

         All fees and expenses incident to the performance of or compliance with this Agreement by the Issuer and the Guarantors shall be borne by the Issuer and the Guarantors whether or not any Registration Statement is filed or becomes effective or the Exchange Offer is consummated, including, without limitation,
(i) all registration and filing fees (including, without limitation, (A) fees and expenses with respect to filings required to be made with the NASD in connection with an underwritten offering and (B) fees and expenses of compliance with state securities or Blue Sky laws), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Notes or Exchange Notes in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses if the printing of the prospectus is requested by the managing underwriters, if any, by the Holders of the majority in aggregate principal amount of the Registrable Notes included in any Registration Statement or in respect of any Exchange Notes to be sold by any Participating Broker-Dealer during the Applicable Period, as the case may be), (iii) messenger, telephone and delivery expenses, (iv) reasonable fees and disbursements of counsel for the Issuer and the Guarantors and in the case of a Shelf Registration, the Special Counsel (not to exceed one firm of counsel (in addition to appropriate local counsel)), (v) fees and disbursements of all independent certified public accountants referred to in Section 5(m)(iii) hereof (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance), (vi) rating agency fees, if any, and any fees associated with making the Registrable Notes eligible for trading through The Depository Trust Company, (vii) Securities Act liability insurance, if the Issuer or the Guarantors desire such insurance,
(viii) fees and expenses of all other Persons retained by the Issuer and the Guarantors, (ix) internal expenses of the Issuer and the Guarantors (including, without limitation, all salaries and expenses of officers and employees of the Issuer and the Guarantors performing legal or accounting duties), (x) the expense of any annual audit of the Issuer and the Guarantors, (xi) the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange, if applicable, and (xii) the expenses relating to printing, word processing and distributing all Registration Statements, underwriting agreements, securities sales agreements, indentures and any other documents necessary in order to comply with this Agreement. Notwithstanding the foregoing, the Holders of Registrable Notes being registered shall pay all underwriting discounts, commissions and placement agent fees attributable to the sale of such Registrable Notes.

7.       Indemnification

         (a) The Issuer and the Guarantors agree to indemnify and hold harmless each Holder of Registrable Notes and each Participating Broker-Dealer selling Exchange Notes during the Applicable Period, the Affiliates, directors, officers, agents, representatives and employees of each such Person, and each other Person, if any, who controls any such Person or its Affiliates within the meaning of either Section 15 of the Securi-ties Act or Section 20 of the Exchange Act (each, a "Participant"), from and against any and all losses, claims, damages and liabilities (including, without limitation, the reasonable legal fees and other expenses actually incurred in connection with any suit, action or proceeding or any claim asserted) caused by, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) or Prospectus (as amended or supplemented) or any preliminary prospectus, or caused by, arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading except insofar as such losses, claims, damages or liabilities are caused by, arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Participant furnished to the Issuer and the Guarantors in writing by or on behalf of such Participant expressly for use therein; provided, however, that the Issuer and the Guarantors will not be liable if such untrue statement or omission or alleged untrue statement or omission was contained or made in any preliminary prospectus and corrected in the final Prospectus or any amendment or supplement thereto and any such loss, liability, claim, or damage or expense suffered or incurred by the Participants resulted from any action, claim or suit by any Person who purchased Registrable Notes or Exchange Notes which are the subject thereof from such Participant and it is established by the Issuer and the Guarantors in the related proceeding that such Participant failed to deliver or provide a copy of the final Prospectus (as amended or supplemented) to such Person with or prior to the confirmation of the sale of such Registrable Notes or Exchange Notes sold to such Person if required by applicable law, unless such failure to deliver or provide a copy of the Prospectus (as amended or supplemented) was a result of noncompliance by the Issuer and the Guarantors with Section 5 of this Agreement.

         (b) Each Participant agrees, severally and not jointly, to indemnify and hold harmless the Issuer and each of the Guarantors, their respective directors, officers, employees, agents and representatives and each Person who controls the Issuer or the Guarantors within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Issuer and the Guarantors to each Participant, but only (i) with reference to information relating to such Participant furnished to the Issuer and the Guarantors in writing by such Participant ex-pressly for use in any Registration Statement or Prospectus, any amendment or supplement thereto, or any preliminary prospectus or (ii) with respect to any untrue statement or representation made by such Participant in writing to the Issuer and the Guarantors. The liability of any Participant under this paragraph shall in no event exceed the proceeds received by such Participant from sales of Registrable Notes or Exchange Notes giving rise to such obligations.

              (c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such Person (the "Indemnified Person") shall promptly notify the Person against whom such indemnity may be sought (the "Indemnifying Person") in writing, and the Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may reasonably designate in such proceeding and shall pay the reasonable fees and expenses actually incurred by such counsel related to such proceeding; provided, however, that the failure to so notify the Indemnifying Person shall not relieve it of any obligation or liability which it may have hereunder or otherwise (unless and only to the extent that such failure directly results in the loss or compromise of any material rights or defenses by the Indemnifying Person and the Indemnifying Person was not otherwise aware of such action or claim). In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed in writing to the contrary, (ii) the Indemnifying Person shall have failed within a reasonable period of time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that, unless there exists a conflict among Indemnified Persons, the Indemnifying Person shall not, in connection with any one such proceeding or separate but substantially similar related proceeding in the same jurisdiction arising out of the same general allegations, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Participants and such control Persons of Participants shall be designated in writing by Participants who sold a majority in interest of Registrable Notes or Exchange Notes sold by all such Participants and any such separate firm for the Issuer, its directors, its officers, its employees, its agents, its representatives and such control Persons of the Issuer shall be designated in writing by the Issuer. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its prior written consent, but if settled with such consent or if there be a final non-appealable judgment for the plaintiff for which the Indemnified Person is entitled to indemnification pursuant to this Agreement, the Indemnifying Person agrees to indemnify and hold harmless each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the prior written consent of the Indemnified Person (which consent shall not be unreasonably withheld or delayed), effect any settlement or compromise of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party, or indemnity could have been sought hereunder by such Indemnified Person, unless such settlement (A) includes an unconditional written release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of any Indemnified Person.

         (d) If the indemnification provided for in the first and second paragraphs of this Section 7 is for any reason unavailable to, or insufficient to hold harmless, an Indemnified Person in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraphs, in lieu of indemnifying such Indemnified Person thereunder and in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect
(i) the relative benefits received by the Indemnifying Person or Persons on the one hand and the Indemnified Person or Persons on the other from the offering of the Notes or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the Indemnifying Person or Persons on the one hand and the Indemnified Person or Persons on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative benefits received by the Issuer on the one hand and the Participants on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of discounts and commissions but before deducting expenses) of the Notes received by the Issuer bear to the total proceeds received by such Participants from the sale of Registrable Notes or Exchange Notes, as the case may be, in each case, as set forth in the table on the cover page of the Offering Memorandum dated August 22, 1997 in respect of the sale of the Notes. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer on the one hand or such Participant or such other Indemnified Person, as the case may be, on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances.

         (e) The parties agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Participants were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses actually incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall a Participant be required to contribute any amount in excess of the amount by which proceeds received by such Participant from sales of Registrable Notes or Exchange Notes exceeds the amount of any damages that such Participant has otherwise been required to pay or has paid by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

         (f)  The indemnity and contribution agreements contained in this
Section 7 will be in addition to any liability which the Indemnifying Persons may otherwise have to the Indemnified Persons referred to above.

8.       Rule 144A

              The Issuer and the Guarantors covenant that they will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder in a timely manner in accordance with the requirements of the Securities Act and the Exchange Act. The Issuer further covenants for so long as any Registrable Notes remain outstanding, to make available to any holder or beneficial owner of Registrable Notes in connection with any sale thereof and any prospective purchaser of such Registrable Notes from such holder or beneficial owner the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Registrable Notes pursuant to Rule 144A.

9.       Underwritten Registrations

              If any of the Registrable Notes covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the holders of a majority in aggregate principal amount of the Registrable Notes included in such offering and reasonably acceptable to the Issuer.

              No Person may participate in any underwritten registration hereunder unless such Person (i) agrees to sell such Person's Registrable Notes on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

10.      Miscellaneous

              (a) No Inconsistent Agreements. The Issuer has not entered, as of the date hereof, and the Issuer will not, after the date of this Agreement, enter into any agreement with respect to any of its securities that is inconsistent with the rights granted to the Holders of Registrable Notes in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the Holders of any of the Issuer's or the Guarantors' other issued and outstanding securities under any such agreements. Neither the Issuer nor the Guarantors have entered and neither the Issuer nor the Guarantors will enter into any agreement with respect to any of its securities which will grant to any Person piggy-back registration rights with respect to a Registration Statement.

              (b) Adjustments Affecting Registrable Notes. Neither the Issuer nor the Guarantors will, directly or indirectly, take any action with respect to the Registrable Notes as a class that would adversely affect the ability of the Holders of Registrable Notes to include such Registrable Notes in a registration undertaken pursuant to this Agreement.

              (c) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, otherwise than with the prior written consent of the Holders of not less than a majority in aggregate principal amount of the then outstanding Registrable Notes; provided, however, that Section 7 and this Section 10(c) may not be amended, modified or supplemented without the prior written consent of each Holder and each Participating Broker-Dealer (including any Person who was a Holder or Participating Broker-Dealer of Registrable Notes or Exchange Notes, disposed of pursuant to any Registration Statement) affected by any such amendment, modification or supplement. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Notes whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Registrable Notes may be given by Holders of at least a majority in aggregate principal amount of the Registrable Notes being sold by such Holders pursuant to such Registration Statement.

              (d) Notices. All notices and other communications (including without limitation any notices or other communications to the Trustee) provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, next-day air courier or facsimile:

              (1) if to a Holder of Registrable Notes or any Participating Broker-Dealer, at the most current address of such Holder or any such Participating Broker-Dealer set forth on the records of the registrar under the Indenture, with a copy in like manner to the Initial Purchasers as follows:

                   BT Securities Corporation
                   One Bankers Trust Plaza
                   130 Liberty Street
                   New York, New York  10006
                   Facsimile No:  (212) 250-7200
                   Attention:  Corporate Finance Department

              (2)  if to the Initial Purchasers, at the addresses specified in
         Section 10(d)(1);

              (3)  if to the Issuer or the Guarantors, as follows:

                   SC International Services, Inc.
                   524 E. Lamar Blvd.
                   Arlington, Texas  76011-3999
                   Facsimile No:  (817) 792-2222
                   Attention:  Patrick Tolbert

                   with a copy to:

                   Kaye, Scholer, Fierman, Hays
                       & Handler, LLP
                   425 Park Avenue
                   New York, New York  10022
                   Facsimile No.:  (212) 836-7152
                   Attention:  Joel I. Greenberg, Esq.

              All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; one business day after being timely delivered to a next-day air courier; and when receipt is acknowledged by the addressee, if sent by facsimile.

              Copies of all such notices, demands or other communications shall be concurrently delivered by the person giving the same to the Trustee at the address and in the manner specified in such Indenture.

              (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto, including, without limitation and without the need for express assignment, subsequent holders of Registrable Notes and Participating Broker-Dealers and each Indemnified Person.

              (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement.

              (g) Governing Law; Submission to Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK. THE ISSUER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND EACH IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS.

              (h) Severability. The remedies provided herein are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

              (i) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. All references made in this Agreement to "Section" and "paragraph" refer to such Section or paragraph of this Agreement, unless expressly stated otherwise.

              (j) Notes Held by the Issuer or its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Notes is required hereunder, Registrable Notes held by the Issuer or its Affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

              (k) Third Party Beneficiaries. Holders of Registrable Notes and Participating Broker-Dealers are intended third party beneficiaries of this Agreement and this Agreement may be enforced by such Persons.

              (l) Entire Agreement. This Agreement, together with the Purchase Agreement and the Indenture, is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Issuer with respect to the Registrable Notes. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

              IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.

                                       THE ISSUER:

                                       SC INTERNATIONAL SERVICES, INC.


                                       By: /s/ Patrick W. Tolbert
                                          -------------------------------------
                                           Name: Patrick W. Tolbert
                                           Title: Executive Vice President and
                                                  Chief Financial and
                                                  Administrative Officer

                                       THE GUARANTORS:

                                       SKY CHEFS, INC.


                                       By: /s/ Thomas J. Lee
                                          -------------------------------------
                                           Name: Thomas J. Lee
                                           Title: Authorized Signatory


                                       CATERAIR INTERNATIONAL, INC. (II)


                                       By: /s/ Thomas J. Lee
                                          --------------------------------------
                                           Name: Thomas J. Lee
                                           Title: Authorized Signatory


                                       CATERAIR INTERNATIONAL
                                             CORPORATION


                                       By: /s/ Thomas J. Lee
                                          --------------------------------------
                                           Name: Thomas J. Lee
                                           Title: Authorized Signatory

                                       CATERAIR INTERNATIONAL TRANSITION
                                         CORPORATION
                                       ONEX OHIO ACCEPTANCE CORPORATION
                                       ONEX OHIO FINANCE CORP.
                                       ONEX OHIO FINANCE CORP. II
                                       ONEX OHIO EQUITY CORP.
                                       ONEX OHIO EQUITY CORP. II
                                       ONEX OHIO CREDIT CORP.
                                       ONEX OHIO CREDIT CORP. II
                                       ONEX OHIO CAPITAL CORP.
                                       ONEX OHIO CAPITAL CORP. II
                                       ONEX OHIO FISCAL CORP.
                                       ONEX OHIO FISCAL CORP. II
                                       ONEX OHIO FUNDS CORP.
                                       ONEX OHIO FUNDS CORP. II
                                       ARLINGTON SERVICES, INC.
                                       ARLINGTON SERVICES HOLDING
                                         CORPORATION
                                       SKY CHEFS INTERNATIONAL CORP.
                                       BETHESDA SERVICES, INC
                                       CATERAIR NEW ZEALAND LIMITED
                                         (FORMERLY KNOWN AS BETHESDA
                                         SERVICES HOLDING CORPORATION)
                                       JFK CATERERS, INC.
                                       CATERAIR CONSULTING SERVICES
                                         CORPORATION
                                       WESTERN AIRE CHEF, INC.
                                       CATERAIR AIRPORT PROPERTIES, INC.
                                       CATERAIR ST. THOMAS HOLDING
                                         CORPORATION
                                       SKY CHEFS ARGENTINE, INC.


                                       By: /s/ Thomas J. Lee
                                          -----------------------------------
                                          Name: Thomas J. Lee
                                          Title: Authorized Signatory

                                       THE INITIAL PURCHASERS:


                                       BT SECURITIES CORPORATION
                                       J.P. MORGAN SECURITIES, INC.
                                       CREDIT SUISSE FIRST BOSTON
                                         CORPORATION
                                       GOLDMAN, SACHS & CO.
                                       SMITH BARNEY INC.
                                       BANKERS TRUST INTERNATIONAL PLC
                                         by BT SECURITIES CORPORATION


                                       By: /s/ James A. Clayton
                                          -------------------------------------
                                          Name: James A. Clayton
                                          Title: Managing Director